Earnings per Unit:	12 Months Ended
Dec. 31, 2015
Earnings Per Unit
Earnings per Unit:
10. Earnings per Unit:
The Partnership calculates earnings per unit by allocating distributed and undistributed net income/ (losses) for each period to common, subordinated and general partner units, after adjusting for the effect of preferred distributions, only to the extent that they are earned. Any undistributed earnings for the period are allocated to the various unitholders based on the distribution waterfall for cash available for distribution specified in Dynagas Partners' partnership agreement, as generally prescribed in Note 9 above. Where distributions relating to the period are in excess of earnings, the deficit is also allocated according to the cash distribution model.The sum of the distributed amounts and the allocation of the undistributed earnings or deficit to each class of unitholders is divided by the weighted average number of units outstanding during the period. Diluted earnings per unit, if applicable, reflects the potential dilution that could occur if potentially dilutive instruments were exercised, resulting in the issuance of additional units that would then share in the Partnership's net earnings.
The calculations of the basic and diluted earnings per common unit are presented below:
	Year ended December 31,
	2015	2014	2013
Partnership's Net income	$60,050	$50,561	$45,620
Less:
Net Income attributable to preferred unitholders	3,019	—	—
Net Income attributable to subordinated unitholders	24,028	22,170	22,787
General Partner's interest in Net Income	125	68	46
Net income attributable to common unitholders	$32,878	$28,323	$22,787
Weighted average number of common units outstanding, basic and diluted	20,505,000	17,964,288	7,729,521
Earnings per common unit, basic and diluted	$1.60	$1.58	$2.95